                                                                Exhibit 32.2



                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-Q for the period ending March 24, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Novik, Chief Financial Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                        /s/  Steven Novik
                                        ---------------------------------------
                                        Chief Financial Officer
                                        The Jones Financial Companies, L.L.L.P.
                                        May 5, 2005



                                     24